Filed pursuant to Rule 497(e)
File Nos. 333-51466 and 811-08953
HIGHLAND FLOATING RATE FUND
Supplement dated April 1, 2008
To Class A, B and C Shares Prospectus and Class Z Shares Prospectus
each dated December 31, 2007
Investment and Risk Information—Other Investment Practices
The second paragraph of the subsection “Investment and Risk Information—Other Investment Practices” is amended and restated as follows:
Structured Notes. The Fund may invest up to 10% of its total assets in structured notes, including asset-backed securities; notes and other debt instruments issued by collateralized loan obligations, collateralized debt obligations or similar vehicles; and swaps (including certain “total rate of return swaps”) whose rates of return are determined primarily by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are generally treated as Senior Loans for purposes of the Fund’s policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.
Management—Portfolio Managers
The subsection “Management—Portfolio Managers” is amended and restated as follows:
     The Fund’s portfolio is managed by Mark Okada, Brad Borud and R. Joseph Dougherty. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.
     Mark Okada. Mr. Okada is a founder and Chief Investment Officer of Highland. He is responsible for overseeing Highland’s investment activities for its various strategies and has over 20 years of experience in the credit markets. Prior to co-founding Highland, Mr. Okada served as Manager of Fixed Income for the Guaranteed Investment Contract subsidiary of Protective Life Insurance (one of the first non-bank entrants into the syndicated loan market) from 1990 to 1993, where he was primarily responsible for the bank loan portfolio and other risk assets. From 1986 to 1990, Mr. Okada served as Vice President at Hibernia National Bank, managing a portfolio of high-yield loans in excess of $1 billion. Mr. Okada is a Director of NexBank and Highland Financial Partners, L.P., and Chairman of the Board of Directors of Common Grace Ministries, Inc. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in

Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation.
     Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
     R. Joseph Dougherty. Mr. Dougherty is a Partner and Senior Portfolio Manager of Highland and heads its retail products business unit. He serves as Portfolio Manager, Senior Vice President, Trustee and/or Director of Highland’s NYSE-listed funds and 1940 Act registered funds. He also serves as Portfolio Manager for Highland’s sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail funds. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

HIGHLAND FLOATING RATE FUND
Supplement dated April 1, 2008
To Class A, B, C and Z Shares Statement of Additional Information
dated December 31, 2007
Information Regarding Portfolio Managers
The first paragraph of the section “Information Regarding Portfolio Managers” on page 13 of the Statement of Additional Information is amended and restated as follows:
     The Fund’s portfolio managers are R. Joseph Dougherty, Mark Okada and Brad Borud. The following tables provide information about the funds and accounts, other than the Fund, for which the Fund’s managers are primarily responsible for the day-to-day portfolio management. This information is provided for R. Joseph Dougherty and Mark Okada as of August 31, 2007 and for Brad Borud as of February 29, 2008.
The following table is inserted in the section “Information Regarding Portfolio Managers” after the fund tables for R. Joseph Dougherty and Mark Okada on page 14 of the Statement of Additional Information:
Brad Borud

			Total Number of	Total Assets
	Total		Accounts Managed	Managed with
	Number of	Total Assets	with Performance-	Performance-Based
	Accounts	Managed	Based Advisory	Advisory Fee
Type of Accounts	Managed	(millions)	Fee	(millions)
Registered Investment Companies:	—	—	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
The first paragraph of the subsection “Information Regarding Portfolio Managers—Ownership of Securities” on page 15 of the Statement of Additional Information is amended and restated as follows:
     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager. This information is provided for R. Joseph Dougherty and Mark Okada as of August 31, 2007 and for Brad Borud as of February 29, 2008.
The following information is inserted in the subsection “Information Regarding Portfolio Managers—Ownership of Securities” in the table on the top of page 16 of the Statement of Additional Information:

Dollar Range of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager
Brad Borud	$10,001 - $50,000
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE